First Quarter 2014 Conference Call May 8, 2014 Exhibit 99.1 © 2013 Oldemark LLC

DAVID POPLAR Vice President Investor Relations 2 © 2013 Oldemark LLC

Today’s Agenda CEO Overview Emil Brolick Financial Update Todd Penegor Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on May 8, 2014 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on May 8, 2014 and posted on
www.aboutwendys.com.

Forward-Looking Statements and Non-GAAP Financial Measures

EMIL BROLICK President & CEO 5 © 2013 Oldemark LLC

IA TRANSFORMING BRAND;
PACE ACCELERATING
COMPLETED SALE OF 418
COMPANY RESTAURANTS
SOLID COMPANY-OPERATED
SRS OF 1.3%
BRAND MOMENTUM
CONTINUES IN FIRST QUARTER

STRONG ADJUSTED EBITDA
AND ADJUSTED EPS GROWTH
© 2013 Oldemark LLC

7 GROWTH…THE IMPERATIVE

KEYS TO SUSTAINED GROWTH BRAND RELEVANCE ECONOMIC MODEL RELEVANCE 8

9 RECIPE TO WIN PEOPLE 5-Star Talent PRICE New QSR Quality / QSR Price PRODUCT Playing a Different Game PLACE Brand Transformation PERFORMANCE Keeping Brand Promise Tactically Brilliant PROMOTION

% Traffic Share
Millennials and Boomers Key to Growth
Period ending February 2014 / Source: The NPD Group / CREST
Total QSR
MILLENNIALS
25%
BOOMERS
33%
10%
10%
20%
20%
15%
15%
22%
22%
21%
21%
12%
12%

Messaging: "Engage Me; Don't Sell Me" 11

Menu Vision: Limited Time Offerings + Core 12 Asiago Ranch Chicken Club Ciabatta Bacon Cheeseburger BBQ Ranch Chicken Salad Asian Cashew Chicken Salad

Technology: Engage Millennial Consumers When, Where & How THEY Want To Be Engaged 13

HOW WE GROW
BRAND RELEVANCE + ECONOMIC RELEVANCE = GROWTH
Shareholder
Value-Enhancing
Initiatives
Core Organic
Growth
Strategies

Financial Management
Global Growth
Restaurant Utilization &
Brand Access
Restaurant Ownership
Optimization
New Restaurant Growth
Image / Experience Activation
North America Same-Restaurant Sales Growth

RESTAURANT OPTIMIZATION: GROWTH DRIVER
SOLD 418 RESTAURANTS

GOALS
Net New Restaurant Growth
Assuring Brand Relevance
Efficiency and Effectiveness
Restaurant Ownership Optimization
• Franchisee Franchisee
• Company Franchisee

The TOTAL Experience Matters 16

STRATEGIC REASONS TO BELIEVE
•
Strong Latent Brand Equity
•
Unique Brand Position…A Cut Above
•
Image Activation Contemporizing Brand Image
•
Economic Model Improving: Restaurant and
The Wendy’s Company
•
Exceptional Franchisee Base and Commitment

TODD PENEGOR Chief Financial Officer 18 © 2013 Oldemark LLC

Q1 2014 Highlights
Q1 2014 NORTH AMERICA
Same-Restaurant Sales
Company 1.3%
Franchise 0.6%
N.A. COMPANY-OPERATED
RESTAURANT MARGIN + 30 bps
Q1 2014 13.1%
Q1 2013 12.8%
EARNINGS GROWTH
*Adjusted EBITDA +13%
*Adjusted EPS +133%

(Unaudited)
*See reconciliation of Adjusted EBITDA and Adjusted EPS in the appendix.

Fundamentals of Business Continue to Improve

STRONG UNDERLYING
FUNDAMENTALS
Five Sequential Quarters
of Company SRS Growth
First
Half
Second
Half
Half
Improvement of
500+ bps vs.
first half
Q1
Q1 2014 Company
SRS
SRS
Q1
2014
Q4
2013
Q1
2013
Q2
2013
Q3
2013
1.0%
%
0.4%
%
3.2%
%
3.1%
1.3%

21 *See reconciliation of Adjusted EBITDA in the appendix.
SALES $432.6 $530.7 -18.5%
FRANCHISE REVENUES 90.6 73.0 24.1%
TOTAL REVENUES $523.2 $603.7 -13.3%
ADJUSTED EBITDA* $87.3 $77.3 13%
Q1
2014
Q1
2013
%
Change
(Unaudited)
$ in millions
Q1 2014 Highlights

Q1 2014 Highlights
G&A $70.4 $65.3 $5.1
OPERATING PROFIT* 89.0 22.5 66.5
ADJUSTED EPS* 0.07 0.03 0.04
REPORTED EPS 0.12 0.01 0.11
Q1
Q1
2014
Q1
Q1
2013
$
$
Change
(Unaudited)
$ in millions, except per-share amounts

* First-quarter 2014 operating profit includes a $12.1 million gain on the sale of assets and a $44.0 million net gain from the Company’s system optimization initiative.
Significant items affecting first-quarter 2013 operating profit include a $3.0 million facilities action charge. See reconciliation of  Adjusted EPS in the appendix.

23 Cash Flow Highlights CASH FLOW FROM OPERATIONS $14.7 CAPITAL EXPENDITURES 53.1 BEGINNING CASH BALANCE $580.2 CHANGE IN CASH (195.5) ENDING CASH BALANCE $384.7 Q1 2014 (Unaudited) $ in millions

Selected Balance Sheet Highlights
CASH
CASH
$385
$385
TOTAL DEBT
TOTAL DEBT
$1,462
$1,462
TTM Adjusted EBITDA
TTM Adjusted EBITDA
$377
$377
Total Debt/TTM Adjusted EBITDA
Total Debt/TTM Adjusted EBITDA
3.9
3.9
Net Debt/TTM Adjusted EBITDA
Net Debt/TTM Adjusted EBITDA
2.9
2.9
March 30, 2014
March 30, 2014
(Unaudited)
$ in millions

Image Activation Franchise Adoption Accelerating
2011A
2012A 2013A 2014E
•
Solid Financial Returns
•
Financial Incentives
•
Joint Market and Capital Planning
•
Turn-Key Franchise Development Program
•
Construction Coaching Support
ULTRA-MODERN DESIGN WITH UPGRADES

236
59
10
410-460
TOTAL SYSTEM
REIMAGES AND NEW BUILDS
FRANCHISEES: KEY DRIVERS

Economic Model And Brand Relevance To Accelerate Growth
ECONOMIC MODEL
•
$2 million AUV Target
•
Hi-Lo Strategy: Build Check vs. Price
•
Image Activation Acceleration
•
Brand Relevance
•
Build Loyalty
•
People Activation / Customer Service
•
Leverage Technology
•
Mobile Pay, Mobile Order, CRM
•
Margin Activation
•
Fuel for Reinvestment

COMPANY AND FRANCHISEES
GROWTH DRIVERS

Reaffirming 2014 Adjusted EBITDA and EPS Outlook
Estimates based on Company’s current outlook.

Company-operated Same-Restaurant Sales growth of 2.5 to 3.5 percent
Reduction in interest expense of approximately $15 million
Capital expenditures of $280 to $290 million
Adjusted EBITDA of $390 to $400 million / Adjusted EPS of $0.34 to $0.36
Company-operated restaurant margin outlook of 16.3 to 16.8 percent
• Higher-than-expected beef costs, primarily in 2Q and 3Q
Reaffirming:
Revising:

On Target For $30 Million In G&A Savings from System Optimization
HIGHER EQUITY COMPENSATION EXPENSE TO PARTIALLY OFFSET SAVINGS
2012 Actual $288
2014 Estimate $275
Estimated Savings $  13
Stock Comp. Increase $  17
Savings Excl. Stock Comp. $ 30
$ in millions
2014 ESTIMATE vs. 2012 ACTUAL
2014 ESTIMATE vs. 2013 ACTUAL
2013 Actual $294
2014 Estimate $275
Estimated Savings $  19
Stock Comp. Increase $  11
Savings Excl. Stock Comp. $ 30

Reaffirming Long-Term Outlook
SAME-RESTAURANT
SALES
3%+
ADJUSTED
EBITDA
ADJUSTED
EPS
Growth Rate in
the High-Single to
Low-Double Digit Range
Growth Rate
in Mid-Teens

Estimates based on Company’s current outlook.

CASH PRIORITIES
Building Shareholder Value
Invest in our Business
Dividend Growth
Share Repurchases

Ended Q1
with $385M
of Cash
Offset dilutive impact of equity awards
Generally in line with EPS growth (subject to Board approval)
Image Activation: Increasing Scrape & Rebuilds

DAVID POPLAR Vice President Investor Relations 31 © 2013 Oldemark LLC

2014 Investor Relations Calendar
MAY 13
Image Activation Tour – Dublin, Ohio
Sponsored by Sanford Bernstein
MAY 21-22
Texas Road Show – Dallas and Houston
Sponsored by Stifel, Nicolaus & Company
JUNE 3-4
West Coast Road Show – San Fran. and L.A.
Sponsored by Key

Q&A 33

Appendix 34

Reconciliation of Adjusted EBITDA to Net Income

2014 2013
Adjusted EBITDA 87,334 $           77,299 $
(Less) plus:
Depreciation and amortization   (42,021)             (51,797)
Facilities action (income) charges, net   44,033              (3,038)
Impairment of long-lived assets   (332)                  -
Operating profit   89,014              22,464
Interest expense   (12,994)             (20,964)
Other income (expense), net 523                   (2,271)
Income (loss) before income taxes 76,543              (771)
(Provision for) benefit from income taxes    (30,240)             2,904
Net income     46,303 $           2,133 $
(In Thousands)
Reconciliation of Adjusted EBITDA to Net Income
(Unaudited)
Three Months

Reconciliation of Adjusted Income and Adjusted Earnings Per Share
to Net  Income and Earnings Per Share
Per share Per share
Adjusted income and adjusted earnings per share 26,249 $         0.07 $             13,101 $         0.03 $
Plus (less):
Facilities action (income) charges, net      26,156            0.07               (1,900)             (0.00)
Depreciation of assets that will be replaced as part of the Image Activation initiative     (5,897)             (0.02)              (9,068)             (0.02)
Impairment of long-lived assets      (205)               (0.00)              -                      -
   Total adjustments      20,054            0.05               (10,968)           (0.02)
Net income   46,303 $         0.12 $             2,133 $           0.01 $
2014 2013
Reconciliation of Adjusted Income and Adjusted Earnings Per Share to
Net Income and Earnings Per Share
(In Thousands Except Per Share Amounts)
(Unaudited)
Three Months